Exhibit 99.2

For immediate release:
August 8, 2024

Harte Hanks Names Sharona Sankar-King, Accomplished Customer Engagement, Marketing, and Data Analytics Leader, as Chief Customer and Data Officer

Sankar-King brings a proven track record of leveraging data assets to drive customer outcomes

Chelmsford, Massachusetts – August 8, 2024 -- Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company focused on bringing companies closer to customers for over 100 years, announced today that Sharona Sankar-King, a highly experienced strategy, business, and operational excellence leader, will be joining Harte Hanks as Chief Customer and Data Officer, a key new position on the senior leadership team. Ms. Sankar-King is coming to Harte Hanks from her years at Bain & Company, where she served as an Expert Partner and global leader in Engagement & Marketing. She will be based in New York, reporting directly to Kirk Davis, Harte Hanks' Chief Executive Officer.

“Ms. Sankar-King brings the ideal blend of consulting, customer success management, and data analytics to Harte Hanks,” commented Mr. Davis. “Her expertise will be critical to leverage our robust data assets, to expand our wallet share with our top-tier clients, and develop new solutions to enable growth. As I have communicated, the Chief Customer Officer is a critical position for Harte Hanks, giving us the capability to better understand the evolving needs of customers andto develop new offerings to better serve our clients. I am eager to welcome Sharona to our team.”

Over the course of her tenure at Bain & Company, Sharona served in Bain’s Customer and Advanced Analytics practices, supporting clients across industries to help them deliver on their customer engagement and marketing ambitions. In this senior role, she was responsible for leveraging her expertise in B2C and B2B marketing, customer experience, marketing technology, and data analytics to fuel growth strategies and customer-centric transformations for large-scale, high-profile C-suite clients. In addition, Ms. Sankar-King served as an expert advisor to Bain’s Private Equity clients, helping them navigate the customer data, mar-tech, and ad-tech landscape. Most recently, Ms. Sankar-King co-authored a Harvard Business Review article on Generative AI approaches. She has become a highly sought-after expert in helping companies set their Gen AI ambition, identify high-priority use cases, mobilize efforts, and accelerate business value from this new and transformative technology.

Exhibit 99.2
Before joining Bain, Ms. Sankar-King spent two years as Executive Vice President, Head of Marketing Science – impacting data-driven creative strategy, measurement, content development, and production for BBDO (Omnicom). In this role, she launched the Marketing Science Practice, a Center of Excellence supporting creative strategy and execution. Before BBDO, she served as Managing Partner, North America Lead for digital media optimization & advanced data analytics for MEC (now called Wavemaker) at GroupM, part of WPP, overseeing a portfolio of Fortune 500 clients. Prior experience includes positions of increasing responsibility at Experian, Digitas (Publicis), Foote, Cone, & Belding, Time Inc., and Hearst Book Group.

Over her multiple decades-long career, Sharona has spearheaded product development, new go-to-market strategies, and data monetization initiatives that have a proven track record of impact on company growth for the firms she has served.

Ms. Sankar-King earned her Master of Applied Statistics from Columbia University and a Bachelor of Science in Psychology from Pennsylvania State University.

“Harte Hanks is a fascinating company, with world-class customers, a wide range of valuable capabilities, and over a century of success,” commented Ms. Sankar-King. “As Harte Hanks embarks on its second century, there are many opportunities to more effectively utilize data, develop customer-centric AI-driven offerings, and create compelling new revenue streams. I am excited to play an important role in developing these solutions alongside Kirk and the strong senior leadership team he has put into place.”

About Harte Hanks:
Harte Hanks (NASDAQ: HHS) is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics, and actionable insights combined with seamless program execution to better understand, attract and engage their customers.

Using its unparalleled resources and award-winning talent in the areas of Customer Care, Fulfillment and Logistics, and Marketing Services, Harte Hanks has a proven track record of driving results for some of the world’s premier brands, including GlaxoSmithKline, Unilever, Pfizer, HBOMax, Volvo, Ford, FedEx, Midea and IBM among others. Headquartered in Chelmsford, Massachusetts, Harte Hanks has over 2,000 employees in offices across the Americas, Europe, and Asia Pacific.

For more information, visit hartehanks.com

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.

Cautionary Note Regarding Forward-Looking Statements:
Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) market conditions that may adversely impact marketing expenditures, and (ii) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (iii) the demand for our products and services by clients and prospective clients, including (iv) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (vi) our ability to predict changes in client needs and preferences; (b) economic and other business factors that impact

Exhibit 99.2
the industry verticals we serve, including competition, inflation and consolidation of current and prospective clients, vendors and partners in these verticals; (c) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (d) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (e) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (f) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (g) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (h) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (i) the number of shares, if any, that we may repurchase in connection with our repurchase program; (j) unanticipated developments regarding litigation or other contingent liabilities; (k) our ability to complete reorganizations, including cost-saving initiatives; and (l) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 which was filed on March 31, 2023. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

Investor Relations Contact:
Rob Fink or Tom Baumann
646.809.4048 / 646.349.6641
FNK IR
HHS@fnkir.com
Source: Harte Hanks, Inc.